UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 18, 2017

Date of Report (Date of earliest event reported)

AAR CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

1-6263	36-2334820
(Commission File Number)	(IRS Employer Identification No.)

One AAR Place, 1100 N. Wood Dale Road

Wood Dale, Illinois 60191

(Address and Zip Code of Principal Executive Offices)

Registrant’s telephone number, including area code:  (630) 227-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 18, 2017, AAR CORP., as the parent guarantor (“AAR”) and AAR Canada Holdings ULC (the “Company”), as borrower, entered into a credit agreement with the Canadian Imperial Bank of Commerce, as lender (the “ Credit Agreement”).  The Credit Agreement creates a Canadian $31 million term loan. The net proceeds of the loan will be  used to pay a portion of the amount outstanding under AAR’s Credit Agreement dated as of April 12, 2011 among, inter alia, AAR, and Bank of America, N.A., as administrative agent, as amended through November 1, 2016 that was borrowed for the purpose of AAR’s previously disclosed acquisition of two maintenance, repair and overhaul (“MRO”) facilities — one located at Trois-Rivières Airport in Quebec and the other located at Windsor International Airport in Ontario — from Premier Aviation, and for related corporate purposes.  The Credit Agreement expires on November 1, 2021 unless terminated earlier pursuant to the terms of the Credit Agreement.  Borrowings under the Credit Agreement bear interest at the offered fluctuating Canadian Dollar Offer Rate (“CDOR”) plus 125 to 225 basis points based on certain financial measurements if a CDOR bankers’ acceptances loan, or at the offered fluctuating Prime Rate plus 25 to 125 basis points if a Prime Rate loan based on certain financial measurements. The Credit Agreement in part requires AAR and the Company to comply with certain financial covenants and certain affirmative and negative covenants.  The Credit Agreement also required significant domestic subsidiaries of AAR to provide a guarantee of payment under the Credit Agreement.

The foregoing description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement.  A copy of the Credit Agreement is included herein as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this report is hereby incorporated into this Item 2.03 by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                         Exhibits

Exhibit No.	Description

10.1	Credit Agreement among AAR CORP., as parent guarantor, AAR Canada Holdings ULC, as borrower, and Canadian Imperial Bank of Commerce, as lender, dated as of October 18, 2017.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement among AAR CORP., as parent guarantor, AAR Canada Holdings ULC, as borrower, and Canadian Imperial Bank of Commerce, as lender, dated as of October 18, 2017 (filed herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 18, 2017

AAR CORP.

	By:	/s/ Jason Secore
Jason Secore
Vice President & Treasurer